UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 12, 2017

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2017, Neurocrine Biosciences, Inc. (the “Company”) entered into a Second Amendment to Amended and Restated Lease (the “Second Lease Amendment”) with Kilroy Realty, L.P. (the “Landlord”), amending that certain Amended and Restated Lease between the Company and the Landlord, dated November 1, 2011, as amended on June 5, 2017 (the “Lease”), pursuant to which the Company leases its principal executive offices located at 12780 El Camino Real, San Diego, CA. Pursuant to the Second Lease Amendment, the Company has elected to increase the amount of the tenant improvements provided under the Lease by $1,410,910. As a result of the increase to the amount of the tenant improvement, commencing June 1, 2017, the Company will pay rent at an annualized rate of $5,989,176, with annual increases each calendar year. The lease payments due under the Lease for each of July, August and September of 2017 shall remain abated.

The foregoing does not purport to be a complete description of the Second Lease Amendment, and is qualified in its entirety by reference to the full text of the Second Lease Amendment, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the 12-month period ended December 31, 2017.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 17, 2017, the Board of Directors (the “Board”) of the Company amended Section 3.2 of the Company’s Bylaws, as amended (the “Bylaws”), to provide that the Board shall consist of eight members. Prior to the amendment, Section 3.2 of the Bylaws provided that the Board shall consist of nine members. The decrease in the authorized number of directors was in connection with the resignation of Joseph Mollica from the Board, effective October 17, 2017, as announced by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2017. The foregoing does not purport to be a complete description of the amendment to the Bylaws, and is qualified in its entirety by reference to the full text of the amendment to the Bylaws, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the three-month period ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: October 17, 2017	By:	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer